ADVISORS DISCIPLINED TRUST 1689

                          SUPPLEMENT TO THE PROSPECTUS

Medivation, Inc. (NASDAQ: MDVN) has been acquired by Pfizer Inc. (NYSE: PFE) in a cash acquisition. Accordingly, notwithstanding anything to the contrary in the prospectus, the portfolio for Strategic High 50(R)/Q-50 Dividend and Growth Portfolio no longer includes shares of Medivation, Inc.

     Supplement Dated:  September 29, 2016















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